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                                                                    EXHIBIT 99.1

                                eMachines, Inc.

                    JOHN A. MUSKOVICH EMPLOYMENT AGREEMENT


     This Agreement is entered into as of December 18, 2000 by and between eMachines, Inc. (the "Company"), and John A. Muskovich (the "Executive").

     WHEREAS, the Company desires to retain Executive in the capacity of Executive Vice President & Chief Financial Officer of the Company, and Executive desires to accept such employment; and

     WHEREAS the parties desire and agree to enter into an employment relationship by means of this Agreement;

     NOW THEREFORE in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed by and among the parties as follows:

     1.   Duties and Scope of Employment.
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          (a) Positions and Duties. As of the Effective Date, Executive will
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serve as Executive Vice President & Chief Financial Officer of the Company.
Executive will render such business and professional services in the performance of his duties, consistent with Executive's position within the Company, as shall reasonably be assigned to him by the Company's Board of Directors (the "Board").

          (b) Obligations. During the Employment Term, Executive will perform
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his duties faithfully and to the best of his ability and will devote his full business efforts and time to the Company. For the duration of the Employment Term, Executive agrees not to actively engage in any other employment, occupation or consulting activity for any direct or indirect remuneration without the prior approval of the Board.

     2.   Term.
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          (a) Basic Rule. Executive's employment with the Company pursuant to
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this Agreement shall commence on December 18, 2000 (the "Effective Date") and shall continue, unless otherwise terminated as provided herein, until December 17, 2003 (the "Employment Term").

          (b) Early Termination. The Company may only terminate the Executive's
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employment for Cause prior to the end of the Employment Term by giving the
Executive 30 days' advance notice in writing. Upon termination of the Executive's employment with the Company, the Executive's rights under any applicable benefit plans shall be determined under the provisions of those plans. Any waiver of notice shall be valid only if it is made in writing and expressly refers to the applicable notice requirement of this subparagraph 2(b).
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          (c)  Cause. For all purposes under this Agreement, "Cause" shall mean
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(i) misappropriation or embezzlement of Company funds or an act of fraud upon the Company made by Executive in connection with Executive's responsibilities as an employee under this Agreement, (ii) Executive's conviction of, or plea of nolo contendere to, a felony, (iii) Executive's gross misconduct in connection
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with Executive's responsibilities as an employee under this Agreement, or (iv)
Executive's continued failure to comply with reasonable and lawful directives of the Board. No compensation, benefits or other severance will be paid or provided to the Executive under this Agreement on account of a termination for Cause for periods following the date when such a termination of employment is effective. The Executive's rights under the benefit plans of the Company in the event of a termination for Cause shall be determined under the provisions of those plans.

          (d)  Death. The Executive's employment shall terminate in the event of
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his death. The Company shall have no obligation to pay or provide any compensation or benefits under this Agreement on account of the Executive's death, or for periods following the Executive's death. The Executive's rights under the benefit plans of the Company in the event of the Executive's death shall be determined under the provisions of those plans.

          (e)  Disability. The Company may terminate the Executive's employment
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for Disability by giving the Executive 30 days' advance notice in writing. For all purposes under this Agreement, "Disability" shall mean that the Executive, at the time notice is given, has been unable to substantially perform his duties under this Agreement for a period of not less than six (6) consecutive months as the result of his incapacity due to physical or mental illness. In the event that the Executive resumes the performance of substantially all of his duties hereunder before the termination of his employment under this subparagraph (e) becomes effective, the notice of termination shall automatically be deemed to have been revoked. No compensation or benefits will be paid or provided to the Executive under this Agreement on account of termination for Disability, or for periods following the date when such a termination of employment is effective. The Executive's rights under the benefit plans of the Company shall be determined under the provisions of those plans.

          (f)  Material Change. If a Material Change occurs, the Company (or its
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successor) must provide Executive with a reasonable relocation package.
"Material Change" is defined as a relocation of the Company's principal executive offices more than 100 miles from the Company's current principle executive offices in Irvine (as in existence on the Effective Date). In the event that the Material Change would result in the relocation of the Company's principal Executive offices to a non-U.S. location, then (regardless of the availability of a reasonable relocation package) Executive will have the option of terminating the employment and, in the event he exercises that option to terminate, will be paid his full Base Salary through the end of the Employment Term.

     3.   Compensation
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          (a)  Base Salary.  During the Employment Term, the Company will pay
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Executive as compensation for his services a base salary at the annualized rate of $350,000 (the "Base Salary"). The Base Salary will be paid periodically in accordance with the Company's normal payroll practices and be subject to the usual, required withholding. If Executive is terminated without Cause, then Executive will receive the Base Salary through the end of the Employment Term. If Executive is terminated with Cause, then Executive will receive the Base Salary through the date of termination.

          (b)  Bonus. Executive will be eligible for an annual bonus of up to
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fifty percent (50%) of the Base Salary, payable within forty-five (45) days following each Company fiscal year during the Employment Term, subject to Executive remaining employed through each such date and Executive meeting performance objectives from time to time as may be established by the Board in its sole discretion (the "Bonus). For the first twelve (12) months of Executive's employment, Executive shall be guaranteed a Bonus of at least $50,000 (the "Guaranteed Bonus") and a pro-rata portion of the Guaranteed Bonus equal to $1,917.81 shall be paid within forty-five (45) days following the Company's 2000 fiscal year, subject to Executive's continued employment. The remainder of the Guaranteed Bonus will be paid within forty-five (45) days following the Company's 2001 fiscal year subject to Executive's continued employment. If Executive is terminated with Cause, Executive will not be entitled to any Bonus. If Executive is terminated without Cause, Executive will be eligible for a pro-rata Bonus for the then current fiscal year in which Executive was terminated, through Executive's date of termination, based on the performance criteria set forth in this Section 3(b).

          (c)  Stock Option. At the first meeting of the Board following
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Executive's beginning to provide services to the Company, Executive will be granted a stock option, which will be, to the extent possible under the $100,000 rule of Section 422(d) of the Internal Revenue Code of 1986, as amended (the "Code") an "incentive stock option" (as defined in Section 422 of the Code), to purchase 500,000 shares of the Company's Common Stock, subject to adjustment for stock splits, dividends, recombinations, reclassifications and the like, at an exercise price equal to the then current fair market value as determined at the next Board meeting (the "Option"). The Option will vest as to 25% of the shares subject to the Option one year after the date of grant, and as to 1/48/th/ of the shares subject to the Option at the end of each calendar month thereafter, so that the Option will be fully vested and exercisable four (4) years from the date of grant, subject to Executive's continued service to the Company on the relevant vesting dates. The Option will be subject to the terms, definitions and provisions of the Company's Stock Plan (the "Option Plan") and the stock option agreement by and between Executive and the Company (the "Option Agreement"), both of which documents are incorporated herein by reference.

          (d)  Relocation Loan.   In connection with the transfer of Executive's
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principal place of employment, the Company shall provide Executive with a three
(3) year interest-free loan in the amount of $300,000 for purposes of Executive's relocation (the "Loan"). The Loan shall be forgiven at the end of the Employment Term, provided Executive continues to provide services to the Company through such date. The Loan shall be subject to, and governed by, the terms of a loan agreement and pledge agreement between the Executive and the Company attached hereto as Exhibit A (the "Loan Agreement"). Executive shall
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deposit the Loan amount
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in a bank account, money market account, certificate of deposit or similar income-producing investment with a bank, brokerage or other financial institution (the "Investment") approved in advance by the Company. The Investment shall be pledged to the Company as security for repayment of the Loan. Executive agrees to assist the Company in any reasonable manner to help the Company perfect its security interest in the Investment. As long as Executive continues to provide services to the Company, the interest and dividends on the Investment shall be the property of and paid to Executive as and when earned to be used as Executive deems necessary to assist in his relocation. In the event Executive is terminated for Cause or resigns prior to the end of the Employment Term, the Loan shall be due and repayable to the Company within thirty (30) days of such termination.

     4.  Employee Benefits.  During the Employment Term and effective as soon as
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commercially possible and in accordance with Company policy, Executive will be entitled to participate in the employee benefit plans currently and hereafter maintained by the Company of general applicability to other senior executives of the Company, including, without limitation, the Company's group medical, dental, vision, disability, life insurance, and flexible-spending account plans. The Company reserves the right to cancel or change the benefit plans and programs it offers to its employees at any time.

     5.  Vacation.  Executive will be entitled to paid vacation of 3 weeks per
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year in accordance with the Company's vacation policy, with the timing and duration of specific vacations mutually and reasonably agreed to by the parties hereto.

     6.  Expenses.  The Company will reimburse Executive for reasonable travel,
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entertainment or other expenses incurred by Executive in the furtherance of or in connection with the performance of Executive's duties hereunder, in accordance with the Company's expense reimbursement policy as in effect from time to time.

     7.  Non-Solicit.  The Executive covenants and agrees with the Company that
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during his employment with the Company and for a period expiring one (1) year after the date of termination of such employment, he will not solicit any of the Company's then-current employees to terminate their employment with the Company or to become employed by any firm, company or other business enterprise with which the Executive may then be connected.

     8.  Place of Employment.  The Executive's services shall be performed at
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the Company's principal executive offices.

     9.  Confidential Information.  Executive agrees to enter into the Company's
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standard Employment, Confidential Information and Invention Assignment Agreement
(the "Confidentiality Agreement") upon commencing employment hereunder.

     10. Assignment.  This Agreement will be binding upon and inure to the
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benefit of (a) the heirs, executors and legal representatives of Executive upon
Executive's death and (b) any successor of the Company. Any such successor of the Company will be deemed substituted for the Company under the terms of this Agreement for all purposes. For this purpose, "successor" means any person, firm, corporation or other business entity which at any time, whether by
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purchase, merger or otherwise, directly or indirectly acquires all or substantially all of the assets or business of the Company. None of the rights of Executive to receive any form of compensation payable pursuant to this Agreement may be assigned or transferred except by will or the laws of descent and distribution. Any other attempted assignment, transfer, conveyance or other disposition of Executive's right to compensation or other benefits will be null and void.

     11.  Notices.    All notices, requests, demands and other communications
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called for hereunder shall be in writing and shall be deemed given (i) on the date of delivery if delivered personally, (ii) one (1) day after being sent by a well established commercial overnight service, or (iii) four (4) days after being mailed by registered or certified mail, return receipt requested, prepaid and addressed to the parties or their successors at the following addresses, or at such other addresses as the parties may later designate in writing:

          If to the Company:

          eMachines, Inc.
          14350 Myford Road, Suite 100
          Irvine, California  92606

          Attn:  Chief Executive Officer
          Fax:  (714) 505-5065

          If to Executive:

          at the last residential address known by the Company.

     12.  Severability.  In the event that any provision hereof becomes or is
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declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement will continue in full force and effect without said provision.

     13.  Arbitration.
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          (a) General. In consideration of Executive's employment with the
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Company, its promise to arbitrate all employment-related disputes and
Executive's receipt of the compensation, pay raises and other benefits paid to Executive by the Company, at present and in the future, Executive agrees that any and all controversies, claims, or disputes with anyone (including the Company and any employee, officer, director, shareholder or benefit plan of the Company in their capacity as such or otherwise) arising out of, relating to, or resulting from Executive's employment with the Company or the termination of Executive's employment with the Company, including any breach of this Agreement, shall be subject to binding arbitration under the Arbitration Rules set forth in California Code of Civil Procedure Section 1280 through 1294.2, including section 1283.05 (the "Rules") and pursuant to California law. Disputes which Executive agrees to arbitrate, and thereby agrees to waive any right to a trial by jury, include any statutory claims under state or federal law, including, but not limited to, claims under Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act of 1990, the Age Discrimination in Employment
Act of 1967, the Older Workers Benefit Protection Act, the
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California Fair Employment and Housing Act, the California Labor Code, claims of harassment, discrimination or wrongful termination and any statutory claims. Executive further understands that this Agreement to arbitrate also applies to any disputes that the Company may have with Executive.

          (b)  Procedure.  Executive agrees that any arbitration will be
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administered by the American Arbitration Association ("AAA") and that a neutral arbitrator will be selected in a manner consistent with its National Rules for the Resolution of Employment Disputes. The arbitration proceedings will allow for discovery according to the rules set forth in the National Rules for the Resolution of Employment Disputes or California Code of Civil Procedure. Executive agrees that the arbitrator shall have the power to decide any motions brought by any party to the arbitration, including motions for summary judgment and/or adjudication and motions to dismiss and demurrers, prior to any arbitration hearing. Executive agrees that the arbitrator shall issue a written decision on the merits. Executive also agrees that the arbitrator shall have the power to award any remedies, including attorneys' fees and costs, available under applicable law. Executive understands the Company will pay for any administrative or hearing fees charged by the arbitrator or AAA except that Executive shall pay the first $200.00 of any filing fees associated with any arbitration Executive initiates. Executive agrees that the arbitrator shall administer and conduct any arbitration in a manner consistent with the Rules and that to the extent that the AAA's National Rules for the Resolution of Employment Disputes conflict with the Rules, the Rules shall take precedence.

          (c)  Remedy.  Except as provided by the Rules, arbitration shall be
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the sole, exclusive and final remedy for any dispute between Executive and the
Company. Accordingly, except as provided for by the Rules, neither Executive nor the Company will be permitted to pursue court action regarding claims that are subject to arbitration. Notwithstanding, the arbitrator will not have the authority to disregard or refuse to enforce any lawful Company policy, and the arbitrator shall not order or require the Company to adopt a policy not otherwise required by law which the Company has not adopted.

          (d)  Availability of Injunctive Relief.  In addition to the right
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under the Rules to petition the court for provisional relief, Executive agrees that any party may also petition the court for injunctive relief where either party alleges or claims a violation of the Confidentiality Agreement between or any other agreement regarding trade secrets, confidential information, nonsolicitation or Labor Code (S)2870. In the event either party seeks injunctive relief, the prevailing party shall be entitled to recover reasonable costs and attorneys fees.

          (e)  Administrative Relief.  Executive understands that this Agreement
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does not prohibit Executive from pursuing an administrative claim with a local, state or federal administrative body such as the Department of Fair Employment and Housing, the Equal Employment Opportunity Commission or the workers' compensation board. This Agreement does, however, preclude Executive from pursuing court action regarding any such claim.

          (f)  Voluntary Nature of Agreement.  Executive acknowledges and agrees
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that Executive is executing this Agreement voluntarily and without any duress or undue influence by the Company or anyone else. Executive further acknowledges and agrees that Executive has
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carefully read this Agreement and that Executive has asked any questions needed for Executive to understand the terms, consequences and binding effect of this Agreement and fully understand it, including that Executive is waiving Executive's right to a jury trial. Finally, Executive agrees that Executive has been provided an opportunity to seek the advice of an attorney of Executive's choice before signing this Agreement.

          (g)  Integration. This Agreement, together with the Option Plan,
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Option Agreement, and the Confidentiality Agreement represents the entire agreement and understanding between the parties as to the subject matter herein and supersedes all prior or contemporaneous agreements whether written or oral, including that certain offer letter, dated December 2, 2000 between Company and Executive. No waiver, alteration, or modification of any of the provisions of this Agreement will be binding unless in writing and signed by duly authorized representatives of the parties hereto.

     15.  Tax Withholding. All payments made pursuant to this Agreement will be
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subject to withholding of applicable taxes.

     16.  Governing Law.  This letter shall be governed by the internal
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substantive laws, but not the choice of law rules, of the State of California.
Executive hereby agrees to exclusive personal jurisdiction and venue in the state and federal courts of the State of California.

     17.  Waiver of Breach. The Company's waiver of a breach of any provision
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of this Agreement by the Executive shall not operate or be construed as a waiver of any subsequent breach by the Executive. No waiver shall be valid unless made in writing and signed by an authorized officer of the Company.

     18.  Acknowledgment.  Executive acknowledges that he has had the
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opportunity to discuss this matter with and obtain advice form his private attorney, has had sufficient time to, and has carefully read and fully understands all the provisions of this Agreement, and is knowingly and voluntarily entering into this Agreement.

[Signatures appear on the next page]
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     IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by their duly authorized officers, as of the day and year first above written.


eMACHINES, INC.



By:   /s/ Allan R. Mouw          Date:  12/18/00
   ----------------------------       ------------
Name:    Allan R. Mouw

Title:  VP, Business and Legal Affairs



John A. Muskovich

    /s/ John A. Muskovich       Date:   12/18/00
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John A. Muskovich